SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                         ____________________


                               FORM 8-K

                            CURRENT REPORT


                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): August 17, 2000



                 Associates Credit Card Receivables Corp.
                 Associates Credit Card Master Note Trust
                    (Exact name of registrant as
                      specified in its charter)



         Delaware          333-94867            75-2709748
                           333-94867-01
      (State or other     (Commission         (IRS Employer
      jurisdiction of     File Number)       Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

     The monthly statements for the month of July 2000 were distributed to Noteholders on August 17, 2000.


Item 7(c). Exhibits


          Exhibit No.                   Description
          -----------             -----------------------

              20.1                Series 2000-1 monthly statement for the
                                  month of July 2000.




                              SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ARCADIA RECEIVABLES FINANCE CORP.


                                  /s/ Michael J. Forde
                                 ----------------------------
                                 Title: Assistant Secretary



Date: October 27, 2000